UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT PURSUANT
TO SECTION 13 or 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 8, 2023
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Toast, Inc.
(Exact name of registrant as specified in its charter)
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Delaware (State or other jurisdiction of Incorporation)	001-40819 (Commission File Number)	45-4168768 (I.R.S. Employer Identification No.)

401 Park Drive, Boston, Massachusetts		02215
(Address of principal executive offices)		(Zip code)

(617) 297-1005
(Registrant's telephone number, including area code)

	N/A
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A common stock, par value $0.000001 per share	TOST	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 - Submission of Matters to a Vote of Security Holders.
On June 8, 2023, Toast, Inc. (the “Company”) held its annual meeting of stockholders via live audio webcast (the “Annual Meeting”). Holders of the Company’s Class A common stock were entitled to one vote for each share held as of the close of business on April 12, 2023 (the “Record Date”), and holders of the Company’s Class B common stock were entitled to ten votes for each share held as of the close of business on the Record Date. The Class A common stock and Class B common stock voted as a single class on all matters. The stockholders of the Company voted on the following three proposals at the Annual Meeting, each of which is more fully described in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 24, 2023:

Proposal One: Election of Directors

The Company’s stockholders elected Kent Bennett, Susan Chapman-Hughes and Mark Hawkins as Class II directors of the Company’s board of directors for a three-year term expiring at the Company’s 2026 Annual Meeting of Stockholders and until his or her respective successor is duly elected and qualified, or such director’s earlier death, resignation or removal. The results of the vote were as follows:

Nominee	For	Withheld	Broker Non-Votes
Kent Bennett	1,860,567,006	50,261,711	65,335,111
Susan Chapman-Hughes	1,864,050,191	46,778,526	65,335,111
Mark Hawkins	1,889,441,640	21,387,077	65,335,111

Proposal Two: Ratification of Appointment of Independent Registered Public Accounting Firm

The Company’s stockholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023. The results of the vote were as follows:

For	Against	Abstain	Broker Non-Votes
1,975,606,375	220,753	336,700	0

Proposal Three: Advisory Vote on Compensation of Named Executive Officers

The Company’s stockholders approved, on an advisory, non-binding basis, the compensation of the Company’s named executive officers for the fiscal year ended December 31, 2022, as disclosed in the Company’s proxy statement for the Annual Meeting pursuant to the compensation disclosure rules of the Security and Exchange Commission. The results of the vote were as follows:

For	Against	Abstain	Broker Non-Votes
1,878,194,437	32,190,798	443,482	65,335,111

No other matters were submitted to or voted on by the Company’s stockholders at the Annual Meeting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 12, 2023	TOAST, INC.

	By:	/s/ Brian R. Elworthy
	Name:	Brian R. Elworthy
	Title:	General Counsel and Corporate Secretary